Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events

A. Zoetis Debt Offering and Initial Public Offering

On January 28, 2013, our then wholly owned subsidiary, Zoetis, issued $3.65 billion aggregate principal amount of senior notes, net of an original issue debt discount of $10 million. The notes have a weighted-average effective interest rate of 3.30%, and mature at various dates as follows: 1.15% Notes due 2016 ($400 million); 1.875% Notes due 2018 ($749 million); 3.25% Notes due 2023 ($1.349 billion); and 4.7% Notes due 2043 ($1.142 billion). On February 6, 2013, Zoetis also entered into a commercial paper program with a capacity of up to $1.0 billion. No amounts are currently outstanding under this program.

Also on January 28, 2013, we transferred to Zoetis substantially all of the assets and liabilities of our Animal Health business in exchange for all of the Class A and Class B common stock of Zoetis, $1.0 billion of the $3.65 billion senior notes and an amount of cash equal to substantially all of the cash proceeds received by Zoetis from the remaining $2.65 billion senior notes issued. The $1.0 billion of senior notes received by Pfizer were exchanged by Pfizer for the retirement of Pfizer commercial paper issued in December 2012, and the cash proceeds received by Pfizer of approximately $2.5 billion are restricted to debt repayment, dividends and/or stock buybacks, in all cases to be completed by mid-2014.

On February 6, 2013, an initial public offering (IPO) of Zoetis was completed, pursuant to which we sold 99.015 million shares (all of the Class A common stock, including shares sold pursuant to the underwriters' overallotment option to purchase additional shares, which was exercised in full) of Zoetis in exchange for the retirement of approximately $2.5 billion of Pfizer commercial paper issued on January 10, 2013. The IPO represented approximately 19.8% of the total outstanding Zoetis shares. On February 1, 2013, Zoetis shares began trading on the New York Stock Exchange under the symbol “ZTS.” The excess of the consideration received over the net book value of our divested interest will be recorded in Additional paid-in capital.

In summary, as a result of the above transactions, we received approximately $6.1 billion of cash (of which approximately $2.5 billion is restricted to debt repayment, dividends and/or stock buybacks, in all cases to be completed by mid-2014) and incurred approximately $3.65 billion in Zoetis long-term debt.

We will continue to consolidate Zoetis as we have retained control over the entity, and we will reflect amounts attributable to noncontrolling interests for the divested portion. The net assets, operations and cash flows that comprise Zoetis are not the same as those of the Animal Health operating segment.

B. Hisun Pfizer Pharmaceuticals Company Limited (HPP)

On January 1, 2013, as previously announced, we contributed product rights associated with China and other assets to our 49%-owned equity-method investee, HPP, which had been formed on September 6, 2012. We expect to recognize a gain on the transfer of the assets in the first quarter of 2013.

C. Venezuela Currency Devaluation

On February 13, 2013, the Venezuelan government devalued its currency from a rate of 4.3 to 6.3 of Venezuelan currency to the U.S. dollar. We incurred a foreign currency loss immediately on the devaluation as a result of remeasuring the local balance sheets, and we will experience ongoing adverse impacts to earnings as our revenues and expenses will be translated into U.S, dollars at lower rates. The impacts are not expected to be significant.